UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
BALCHEM CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

BALCHEM CORPORATION

2023 Annual Meeting
Vote by June 21, 2023 11:59 PM EDT. For shares held in Balchem Corporation's 401(k) Plan, vote by June 19, 2023 11:59 PM EDT.

BALCHEM CORPORATION
5 PARAGON DRIVE
MONTVALE, NJ 07645

V07894-P86729

You invested in BALCHEM CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 22, 2023.**

Get informed before you vote

View the Notice and Proxy Statement, Form 10-K and Shareholder Letter online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 8, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 22, 2023
9:00 AM EDT

Virtually at:
www.virtualshareholdermeeting.com/BCPC2023

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Director **Nominee:**	
1a. David Fischer	For
2. Ratification of the appointment of RSM US LLP as the Company's independent registered public accounting firm for the fiscal year 2023.	For
3. Advisory approval of the compensation of the Company's Named Executive Officers.	For
4. Advisory vote on whether an advisory vote to approve the compensation of the Company's Named Executive Officers should occur every one, two or three years.	One Year
5. Approval of the Amended and Restated 2017 Omnibus Incentive Plan.	For

And in the discretion of the proxies as to such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V07895-P86729